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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: June 2, 1999
                          -----------------------------
                                   YAHOO! INC.

             (Exact name of registrant as specified in its charter)

                                     0-26822

                            (Commission File Number)

              DELAWARE                               77-0398689
  (State or other jurisdiction of       (I.R.S. Employer Identification No.)

                         incorporation or organization)

                             3420 CENTRAL EXPRESSWAY
                          SANTA CLARA, CALIFORNIA 95051
             (Address of principal executive offices, with zip code)

                                 (408) 731-3300
              (Registrant's telephone number, including area code)


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         The Registrant hereby amends and restates its Report on Form 8-K filed with the Securities and Exchange Commission on June 2, 1999.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On May 26, 1999, Yahoo! Inc. ("Yahoo!") acquired Encompass, Inc. ("Encompass"), a market leader of software designed to give consumers easy and compelling access to the Web. The acquisition, which is being accounted for as a pooling of interests, is valued at approximately $130 million to be paid through the issuance of Yahoo! common stock. Copies of the press release dated as of May 27, 1999 and the Agreement and Plan of Merger dated as of May 19, 1999 are included herein as Exhibit 99.1 and 99.2, respectively, and are incorporated by reference into this Item 2.

         On May 28, 1999, Yahoo! completed the acquisition of GeoCities. A copy of the press release is included herein as Exhibit 99.3 and is incorporated by reference into this Item 2.

         On May 28, 1999, Yahoo! acquired Online Anywhere, a leading provider of Web delivery solutions for non-PC appliances. The acquisition, which is being accounted for as a pooling of interests, is valued at approximately $80 million to be paid through the issuance of Yahoo! common stock. Copies of the press release dated as of June 2, 1999 and the Agreement and Plan of Merger dated as of May 25, 1999 are included herein as Exhibit 99.4 and 99.5, respectively, and are incorporated by reference into this Item 2.

         Yahoo! will file registration statements on Form S-3 and Form S-8 with the Securities and Exchange Commission during June 1999 to permit the resale of the outstanding shares issued and options assumed in the acquisitions of Encompass and Online Anywhere.

         Attached as Exhibit 99.6 are the supplementary consolidated financial statements for the three months ended March 31, 1999 and 1998 and the three years ended December 31, 1998 and the accompanying notes which reflect Yahoo!'s financial position and the results of operations as if GeoCities, Encompass, and Online Anywhere were wholly-owned subsidiaries of Yahoo! since inception.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      EXHIBITS.

          99.1*    Press Release dated May 27, 1999.

          99.2* Agreement and Plan of Merger dated as of May 19, 1999 among Yahoo! Inc., Scarlett Acquisition Corporation, and Encompass, Inc.

          99.3*    Press Release dated May 28, 1999.

          99.4*    Press Release dated June 2, 1999.

          99.5* Agreement and Plan of Merger dated as of May 25, 1999 among Yahoo! Inc., Airborne Acquisition Corporation, and Online Anywhere.

          99.6     Supplementary Consolidated Financial Statements of Yahoo!
                   Inc.

-----------------------------------
         * Previously filed.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          YAHOO! INC.

Date: June 8, 1999        By:      /s/ Gary Valenzuela
                                   -----------------------------------
                                   Gary Valenzuela
                                   Senior Vice President, Finance and
                                   Administration, and Chief Financial Officer

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                                   YAHOO! INC.

                                INDEX TO EXHIBITS

Exhibit Number             Description
--------------             ------------
     99.1*        Press Release dated May 27, 1999.

     99.2*        Agreement and Plan of Merger dated as of May 19, 1999 among
                  Yahoo! Inc., Scarlett Acquisition Corporation, and Encompass,
                  Inc.

     99.3*        Press Release dated May 28, 1999.

     99.4*        Press Release dated June 2, 1999.

     99.5*        Agreement and Plan of Merger dated as of May 25, 1999 among
                  Yahoo! Inc., Airborne Acquisition Corporation, and Online
                  Anywhere.

     99.6         Supplementary Consolidated Financial Statements of Yahoo! Inc.

--------------------------------
         * Previously filed.